Segment reporting	12 Months Ended
Dec. 31, 2025
Disclosure of operating segments [abstract]
Segment reporting
Note 21. Segment reporting

In accordance with IFRS 8 – Operating Segments, reporting by operating segment is derived from the internal organization of the Company’s activities; it reflects management’s viewpoint and is established based on internal reporting used by the chief operating decision maker (the Company’s Chief Executive Officer and Chairmen of the Executive Board and of the Supervisory Board) to allocate resources and to assess performance. The Company operates in a single operating segment: research and development in product candidates that harness principles of physics to transform cancer treatment. The positive net revenue, as disclosed in the ‘Note 16 - Revenue and other Income’, is exclusively recognized by the Company towards one principal customer, Janssen, located in Belgium. The assets, liabilities and operating loss realized are primarily located in France.